TRADE RECEIVABLES AND OTHER CURRENT ASSETS	12 Months Ended
Dec. 31, 2023
Disclosure Trade Receivables and Other Current Assets [Abstract]
TRADE RECEIVABLES AND OTHER CURRENT ASSETS	TRADE RECEIVABLES AND OTHER CURRENT ASSETS
The company’s trade receivables and other current assets as at December 31 are as follows:

(MILLIONS)	2023	2022
Trade receivables	$503	$506
Collateral deposits(1)	169	603
Inventory	65	18
Prepaids and other	76	53
Income tax receivables	57	66
Other short-term receivables	85	75
	$955	$1,321
(1)    Collateral deposits are related to energy derivative contracts the company enters into in order to mitigate the exposure to wholesale market electricity prices on the future sale of uncontracted generation, as part of the company’s risk management strategy.
As at December 31, 2023, 92% (2022: 96%) of trade receivables were current. The company does not expect issues with collectability of these amounts. Accordingly, as at December 31, 2023 and 2022 an allowance for doubtful accounts for trade receivables was not deemed necessary. Trade receivables are generally on 30-day terms and credit limits are assigned and monitored for all counterparties. In determining the recoverability of trade receivables, management performs a risk analysis considering the type and age of the outstanding receivables and the credit worthiness of the counterparties. Management also reviews trade receivable balances on an ongoing basis.
The company primarily receives payments monthly for invoiced PPA revenues and has no significant aged receivables as of the reporting date. Receivables from contracts with customers are reflected in Trade receivables.